UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2026

PROTAGENIC THERAPEUTICS, INC.
(Exact name of Company as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	PTIX	OTCQB
Common Stock Purchase Warrant	PTIXW	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 20, 2026, Protagenic Therapeutics, Inc. (the “Company”) issued a press release announcing that it has received written responses from the U.S. Food and Drug Administration (the “FDA”) to the Company’s Type B pre-Investigational New Drug (“pre-IND”) meeting request for PT00114, the Company’s lead investigational neuropeptide product candidate, for the treatment of generalized anxiety disorder (“GAD”).

The foregoing disclosure is qualified in its entirety by the full text of the press release.

A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except to the extent expressly stated in such filing.

Item 8.01 Other Events.

On August 20, 2026, the Company announced that it has received written responses from the FDA to the Company’s Type B pre-IND meeting request for PT00114, the Company’s lead investigational neuropeptide product candidate targeting the teneurin C-terminal associated peptide (“TCAP”) pathway, for the treatment of GAD.

Based on the FDA’s feedback, the Company currently intends to submit the IND before the end of 2026 and is targeting first patient dosing in the first half of 2027, in each case subject to FDA review and clearance and to the Company’s completion of IND-enabling CMC, manufacturing and nonclinical activities. PT00114 is an investigational product candidate that has not been approved for any use by the FDA or any other regulatory authority, and its safety and efficacy have not been established.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “target,” “will,” “would” and similar expressions, and include, among others, statements regarding the implications of the FDA’s pre-IND written responses; the Company’s plans to submit a new IND; the anticipated timing of the IND submission, FDA review and first patient dosing; the design, initiation and conduct of the planned Phase 1 program; the sufficiency of the Company’s CMC, nonclinical and potency and comparability packages; the relevance of prior ex-U.S. clinical experience; and PT00114’s mechanism of action and therapeutic potential in GAD.

These statements are not guarantees of future performance and are based on management’s current expectations and assumptions, which are subject to substantial known and unknown risks and uncertainties that could cause actual results to differ materially, including, among others: the risk that the FDA’s pre-IND advice is non-binding and that the FDA may raise additional questions, request additional data, impose a clinical hold, or otherwise delay or prevent the planned program; the Company’s ability to complete IND-enabling CMC, manufacturing and nonclinical activities on the anticipated timeline or at all; the risk that results from prior ex-U.S. studies in healthy volunteers, and from preclinical animal models, are not predictive of results in U.S. clinical trials or in patients with GAD; risks relating to clinical trial design, site activation, patient enrollment, retention and data integrity; the Company’s need for substantial additional capital, its history of losses, and the substantial doubt about its ability to continue as a going concern described in its filings; risks relating to reliance on third-party manufacturers, contract research organizations and collaborators; risks relating to intellectual property protection and competition; risks associated with the Company’s status as an OTCQB-quoted company, including limited trading liquidity, price volatility and dilution from future financings; and the other risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, which are available at www.sec.gov.

Because the Company’s common stock may be considered “penny stock,” the statutory safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 may not be available to the Company, and the Company therefore also relies on the protections afforded by the “bespeaks caution” doctrine. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Protagenic Therapeutics, Inc., dated August 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: August 20, 2026	By:	/s/ Bill Nichols
	Name:	Bill Nichols
	Title:	Chief Executive Officer